NEWS RELEASE Cleveland-Cliffs Inc. Announces Proposed Offering of $750 Million of Senior Unsecured Guaranteed Notes CLEVELAND – February 3, 2025 – Cleveland-Cliffs Inc. (NYSE: CLF) (“Cliffs”) announced today that it intends to offer to sell, subject to market and other conditions, $750 million aggregate principal amount of Senior Guaranteed Notes due 2031 (the “Notes”) in an offering that is exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”). The Notes will be guaranteed on a senior unsecured basis by Cliffs’ material direct and indirect wholly-owned domestic subsidiaries, other than certain excluded subsidiaries. Cliffs intends to use the net proceeds from the Notes for general corporate purposes, including the repayment of borrowings under its asset-based credit facility. This news release does not constitute an offer to sell or the solicitation of an offer to buy any securities. The Notes and related guarantees are being offered only to qualified institutional buyers in reliance on the exemption from registration set forth in Rule 144A under the Securities Act, and outside the United States to non-U.S. persons in reliance on the exemption from registration set forth in Regulation S under the Securities Act. The Notes and the related guarantees have not been registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the Securities Act and applicable state securities or blue sky laws and foreign securities laws. About Cleveland-Cliffs Inc. Cleveland-Cliffs is a leading North America-based steel producer with focus on value-added sheet products, particularly for the automotive industry. The Company is vertically integrated from the mining of iron ore, production of pellets and direct reduced iron, and processing of ferrous scrap through primary steelmaking and downstream finishing, stamping, tooling, and tubing. Headquartered in Cleveland, Ohio, Cleveland-Cliffs employs approximately 30,000 people across its operations in the United States and Canada. Forward-Looking Statements This release contains statements that constitute “forward-looking statements” within the meaning of the federal securities laws. All statements other than historical facts, including, without limitation, statements regarding our current expectations, estimates and projections about our industry or our businesses, are forward-looking statements. We caution investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward-looking statements. Investors are cautioned not to place undue reliance on forward-looking statements. Among the risks and uncertainties that could cause actual results to differ from those described in forward-looking statements are the following: continued volatility of steel, iron ore and scrap metal market prices, which directly and indirectly impact the prices of the products that we sell to our customers; uncertainties associated with the highly competitive and cyclical steel industry and our reliance on the demand for steel from the automotive industry; potential weaknesses and uncertainties in global economic conditions, excess global steelmaking capacity, oversupply of iron ore, prevalence CLEVELAND-CLIFFS INC. • 200 PUBLIC SQUARE • SUITE 3300 • CLEVELAND, OH 44114-2544 EXHIBIT 99.2

2 of steel imports and reduced market demand; severe financial hardship, bankruptcy, temporary or permanent shutdowns or operational challenges of one or more of our major customers, key suppliers or contractors, which, among other adverse effects, could disrupt our operations or lead to reduced demand for our products, increased difficulty collecting receivables, and customers and/or suppliers asserting force majeure or other reasons for not performing their contractual obligations to us; risks related to U.S. government actions and other countries’ reactions with respect to Section 232 of the Trade Expansion Act of 1962 (as amended by the Trade Act of 1974), the United States-Mexico-Canada Agreement and/or other trade agreements, tariffs, treaties or policies, as well as the uncertainty of obtaining and maintaining effective antidumping and countervailing duty orders to counteract the harmful effects of unfairly traded imports; impacts of existing and increasing governmental regulation, including actual and potential environmental regulations relating to climate change and carbon emissions, and related costs and liabilities, including failure to receive or maintain required operating and environmental permits, approvals, modifications or other authorizations of, or from, any governmental or regulatory authority and costs related to implementing improvements to ensure compliance with regulatory changes, including potential financial assurance requirements, and reclamation and remediation obligations; potential impacts to the environment or exposure to hazardous substances resulting from our operations; our ability to maintain adequate liquidity, our level of indebtedness and the availability of capital could limit our financial flexibility and cash flow necessary to fund working capital, planned capital expenditures, acquisitions, and other general corporate purposes or ongoing needs of our business, or to repurchase our common shares; our ability to reduce our indebtedness or return capital to shareholders within the currently expected timeframes or at all; adverse changes in credit ratings, interest rates, foreign currency rates and tax laws; challenges to successfully implementing our business strategy to achieve operating results in line with our guidance; the outcome of, and costs incurred in connection with, lawsuits, claims, arbitrations or governmental proceedings relating to commercial and business disputes, antitrust claims, environmental matters, government investigations, occupational or personal injury claims, property-related matters, labor and employment matters, or suits involving legacy operations and other matters; supply chain disruptions or changes in the cost, quality or availability of energy sources, including electricity, natural gas and diesel fuel, critical raw materials and supplies, including iron ore, industrial gases, graphite electrodes, scrap metal, chrome, zinc, other alloys, coke and metallurgical coal, and critical manufacturing equipment and spare parts; problems or disruptions associated with transporting products to our customers, moving manufacturing inputs or products internally among our facilities, or suppliers transporting raw materials to us; the risk that the cost or time to implement a strategic or sustaining capital project may prove to be greater than originally anticipated; our ability to consummate any public or private acquisition transactions and to realize any or all of the anticipated benefits or estimated future synergies, as well as to successfully integrate any acquired businesses into our existing businesses; uncertainties associated with natural or human-caused disasters, adverse weather conditions, unanticipated geological conditions, critical equipment failures, infectious disease outbreaks, tailings dam failures and other unexpected events; cybersecurity incidents relating to, disruptions in, or failures of, information technology systems that are managed by us or third parties that host or have access to our data or systems, including the loss, theft or corruption of our or third parties’ sensitive or essential business or personal information and the inability to access or control systems; liabilities and costs arising in connection with any business decisions to temporarily or indefinitely idle or permanently close an operating facility or mine, which could adversely impact the carrying value of associated assets and give rise to impairment charges or closure and reclamation obligations, as well as uncertainties associated with restarting any previously idled operating facility or mine; our ability to realize the anticipated synergies or other expected benefits of the Stelco acquisition, as well as the impact of additional liabilities and obligations incurred in connection with the Stelco acquisition; our level of self-insurance and our ability to obtain sufficient third-party insurance to adequately cover potential adverse events and business risks; uncertainties associated with our ability to meet customers' and suppliers' decarbonization goals and reduce our greenhouse gas emissions in alignment with our own announced targets; challenges to maintaining our social license to operate with our stakeholders, including the impacts of our operations on local communities, reputational impacts of operating in a carbon-intensive industry that produces greenhouse gas emissions, and our ability to foster a consistent operational and safety track record; our actual economic mineral reserves or reductions in current mineral reserve estimates, and any title defect or loss of any lease, license, option, easement or other possessory interest for any mining property; our ability to maintain satisfactory labor relations with unions and employees; unanticipated or higher costs associated with pension and other post-employment benefit obligations resulting from changes in the value of plan assets or contribution increases required for unfunded obligations; uncertain availability or cost of skilled workers to fill critical operational positions and potential labor shortages caused by experienced employee attrition or otherwise, as well as our ability to attract, CLEVELAND-CLIFFS INC. • 200 PUBLIC SQUARE • SUITE 3300 • CLEVELAND, OH 44114-2544

CLEVELAND-CLIFFS INC. • 200 PUBLIC SQUARE • SUITE 3300 • CLEVELAND, OH 44114-2544 3 hire, develop and retain key personnel; the amount and timing of any repurchases of our common shares; and potential significant deficiencies or material weaknesses in our internal control over financial reporting. For additional factors affecting the business of Cliffs, refer to Part I, Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2023, our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024, and other filings with the U.S. Securities and Exchange Commission. Source: Cleveland-Cliffs Inc. MEDIA CONTACT: Patricia Persico Senior Director, Corporate Communications (216) 694-5316 INVESTOR CONTACT: James Kerr Director, Investor Relations (216) 694-7719